UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

(Date of earliest event reported): July 13, 2011

IMPERIAL PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	0-9923	95-3386019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

329 Main Street, Suite 801

Evansville, IN 47708

(Address of principal executive office and zip code)

(812) 867-1433

(Registrant’s telephone number, including area code)

Check the appropriate box bellow if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Registrant reported on July 13, 2011 that it had accepted the resignation of one of it’s Directors, Annalee C. Wilson. Mrs. Wilson resigned to pursue personal interests and had no disagreements with the Management of the Company or with its independent accountants. The Registrant appointed Ben Campbell as a Director to serve on the Board until the next regularly scheduled shareholder’s meeting. Mr. Campbell is an independent director and is a petroleum engineer with 30 year’s experience in the oil and gas business.

ITEM 9.01	EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
Exhibit 99.1	Press Release
Exhibit 99.2	Letter of Resignation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Imperial Petroleum, Inc.

By:	/S/ JEFFREY T. WILSON
Jeffrey T. Wilson
Title:	President

Dated: July 15, 2011